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                                                                   Exhibit 10.35

                         Registration Rights Agreement

          This Registration Rights Agreement (this "Agreement") is made and entered into, as of January 22, 1999 and effective as of the date of the closing of the Initial Public Offering (the "Effective Date"), by and between The Corporate Executive Board Company (the "Company") and David G. Bradley ("Bradley").

          WHEREAS, Bradley (together with The David G. Bradley GRAT Trust Number 1, of which Bradley is the trustee and the beneficiary) was the sole stockholder of the Company prior to the Initial Public Offering; and

          WHEREAS, in order to induce Bradley to consent to the Initial Public Offering, the Company desires to enter into this Agreement to provide the registration rights set forth in this Agreement.

          NOW, THEREFORE, in consideration of the recitals above and the agreements and covenants contained in this Agreement, the Company and Bradley agree as follows:

          1.   Definitions.  As used in this Agreement, the following
               -----------
capitalized terms shall have the following meanings:

               (a) The term "1933 Act" means the Securities Act of 1933, as amended;

               (b) The term "1934 Act" means the Securities Exchange Act of 1934, as amended;

               (c) the term "Common Stock" means shares of common stock, par value $.01 per share, of the Company;

               (d) the term "Holder" means Bradley and any other person holding Registrable Securities to whom the registration rights under this Agreement have been transferred in accordance with Section 10 hereof;

               (e) the term "Initial Public Offering" means the public offering pursuant to the first registration covering any capital stock of the Company;

               (f) the term "Lock-Up Agreements" means the lock-up agreements entered into by the Company and Bradley with the underwriters managing the Initial Public Offering in connection with the Initial Public Offering;

               (g) the term "Misstatement" means an untrue statement of a material fact or an omission to state a material fact required to be stated in a registration statement or

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prospectus or necessary to make the statements in a registration statement, prospectus or preliminary prospectus not misleading;

               (h) the terms "register," "registered," and "registration" refer to a registration effected by preparing and filing with the SEC a registration statement in compliance with the 1933 Act and the declaration or ordering by the SEC of effectiveness of such registration statement;

               (i) the term "Registrable Securities" refers to (i) any and all of the shares of Common Stock held by Bradley as of the Effective Date, and
(ii) any and all securities of the Company issued as a dividend or other distribution with respect to, or in exchange or replacement of any such shares, except that any such Common Stock or securities shall cease to be Registrable Securities when and to the extent (i) a registration statement with respect to the sale of such Common Stock has become effective under the 1933 Act and such Common Stock has been disposed of in accordance with such registration statement; (ii) such Common Stock has been sold to the public pursuant to Rule 144 or any successor provision under the 1933 Act; (iii) such Common Stock shall have been otherwise transferred, new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such Common Stock does not require registration or qualification under the 1933 Act or any similar state law then in force in the opinion of legal counsel for the Company and Bradley; or (iv) such Common Stock shall have ceased to be outstanding; and

               (j) the term "SEC" means the Securities and Exchange Commission.

          2.   Request for Registration.
               ------------------------

               (a) Commencing on the Effective Date, if the Company shall receive a written request (specifying that it is being made pursuant to this
Section 2) from the Holders of more than twenty-five percent (25%) of the Registrable Securities that the Company file a registration statement under the 1933 Act, or a similar document pursuant to any other statute then in effect corresponding to the 1933 Act, covering the Registrable Securities that are the subject of such request, then the Company shall file a registration statement under the 1933 Act on an appropriate form (which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution) covering such Registrable Securities and shall use its best efforts to cause all Registrable Securities that the Holders have requested be registered to be registered under the 1933 Act; provided, however, that
                                                   --------  -------
(i) the Company shall not be obligated to prepare, file and cause to become effective pursuant to this Section 2(a) a registration statement unless the proposed aggregate public offering price of the securities to be included in such registration statement is at least five million Dollars ($5,000,000) and
(ii) the rights of the Holders under this Section 2(a) shall be subject to the provisions of the Lock-Up Agreements.

               (b) Notwithstanding the foregoing, if the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the reasonable determination of the Board of Directors of the Company, there exists circumstances not yet disclosed to the public which would be required to be disclosed in a

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registration statement filed pursuant to Section 2(a) and the disclosure of which would be materially harmful to the Company or its stockholders, then the Company's obligation to file such a registration statement shall be deferred for a period not to exceed three (3) months; provided, however, that the Company's
                                         -----------------
right to defer the registration rights provided hereunder pursuant to this
Section 2(b) may be exercised only once.

               (c) The Company shall be obligated to effect only two registrations pursuant to Section 2(a). Any request for registration under
Section 2(a) must be for a firmly underwritten public offering to be managed by an underwriter or underwriters of recognized national standing selected by such Holders, subject to the approval of the Board of Directors of the Company, which approval shall not be unreasonably withheld.

          3.   Piggy-back Registration.
               -----------------------

               (a) If at any time the Company proposes to register any shares of its capital stock under the 1933 Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of the Registrable Securities (other than a registration statement on Form S-4 or Form S-8 or any successor form thereof), the Company shall, each such time, promptly give the Holders written notice of such determination. Upon the written request of any Holders given within twenty (20) calendar days after the delivery of any such notice by the Company, the Company shall include in such registration statement all of the Registrable Securities that such Holder has requested to be registered.

               (b) The Company may decline to file a registration statement after giving notice to the Holders pursuant to Section 3(a) above, or withdraw a registration statement after filing and after such notice, but prior to the effectiveness thereof; provided that the Company shall promptly notify the Holders in writing of any such action and provided further that the Company shall bear all expenses incurred by any Holder in connection with such withdrawn registration statement.

               (c) In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under this
Section 3 to include any of the Holders' Registrable Securities in such underwriting unless each such Holder expressly accepts in writing the terms of the underwriting as agreed upon between the Company and the underwriters selected by it; provided that the underwriting agreement shall be in customary form. If in the judgment of the managing underwriter of such offering the inclusion of all of the Registrable Securities requested to be registered would interfere with the successful marketing of shares in such offering, then the number of Registrable Securities to be included in the offering shall be reduced to such smaller number with the participation in such offering to be in the following order of priority: (i) first, the shares of capital stock which the Company proposes to sell for its own account and (ii) second, the Registrable Securities requested to be included (to be allocated pro rata among such Holders requesting such registration based upon the number of Registrable Securities owned by such Holders); provided that the Registrable Securities included shall not be reduced to less than 20% of the securities in such offering. All Registrable Securities so excluded from the underwritten public offering shall be withheld from the market by such Holders, for a period (not to exceed 30 days prior to the effective date of such

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public offering and 120 days thereafter) that the managing underwriter reasonably determines is necessary, in order to effect the underwritten public offering.

          4.   Obligations of the Company.  If and whenever the Company is
               --------------------------
required to register Registrable Securities under Section 2 or Section 3 above, the Company shall use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

               (a) prepare and file with the SEC as soon as practicable a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and remain continuously effective until the earlier to occur of (i) the date six months from the date such registration statement was declared effective, and (ii) the date the last of the Registrable Securities covered by such registration statement have been sold, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the Holders of the Registrable Securities covered by such registration statement as well as the underwriters, if any, draft copies of all such documents proposed to be filed at least 48 hours prior to filing, which documents will be subject to the review of such Holders and underwriters, and the Company shall not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which such Holders or the underwriters, if any, shall reasonably object;

               (b) prepare and file with the SEC such amendments and post-effective amendments to the registration statement, and such supplements to the prospectus, as may be requested by any Holder of Registrable Securities covered by such registration statement or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the 1933 Act or rules and regulations thereunder to keep the registration statement effective until all Registrable Securities covered by such registration statement are sold in accordance with the intended plan of distribution set forth in such registration statement or supplement to the prospectus;

               (c) promptly notify in writing the selling Holders of Registrable Securities and the managing underwriter, if any,

                   (1) when the prospectus or any supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective,

                   (2) of any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information,

                   (3) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose,

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                   (4) if at any time the representations and warranties of the
Company contemplated by clause (1) of Section 4(o) below cease to be accurate in all material respects,

                   (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                   (6) of the existence of any fact which results in the registration statement, the prospectus or any document incorporated therein by reference to contain a Misstatement.

               (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

               (e) if requested by the managing underwriter or a Holder of Registrable Securities being sold in an underwritten offering, immediately incorporate in a supplement or post-effective amendment such information as the managing underwriter and the Holders of a majority of Registrable Securities being sold agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such supplement or post-effective amendment as soon as notified of the matters to be incorporated in such supplement or post-effective amendment;

               (f) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus provide copies of such document to counsel to the selling Holders of Registrable Securities and to the managing underwriter, if any, and make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for the selling Holders of Registrable Securities or underwriters may reasonably request;

               (g) furnish to each selling Holder of Registrable Securities and the managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               (h) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of each prospectus (and each preliminary prospectus) as such persons may reasonably request (the Company hereby consenting to the use of each such prospectus (or preliminary prospectus) by each selling Holder of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus (or preliminary prospectus);

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               (i) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holder of Registrable Securities or underwriters may designate in writing and do anything else necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the registration statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

               (j) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may request at least three business days prior to any sale of Registrable Securities to the underwriters;

               (k) use its best efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

               (l) if the registration statement or the prospectus contains a Misstatement, prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain a Misstatement;

               (m) cause all Registrable Securities covered by the registration statement to be listed on any national securities exchange or authorized for quotation on NASDAQ or in the National Market System if requested by the Holders of a majority of such Registrable Securities or the managing underwriter, if any;

               (n) provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement;

               (o) enter into such agreements (including an underwriting agreement) and do anything else necessary or advisable in order to execute or facilitate the disposition of such Registrable Securities, and in such connection, whether or not the registration is an underwritten registration:

                   (1) make such representations and warranties to the selling Holders of Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

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

                   (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, if any, and the Holders of a majority of Registrable Securities being sold) addressed to each selling Holder and the underwriter, if any, covering the matters customarily covered in opinions delivered to underwriters in primary underwritten offerings and such other matters as may be reasonably requested by such Holders or underwriters.

                   (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified accountants addressed to the selling Holders of such Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with the primary underwritten offerings;

                   (4) if an underwriting agreement is entered into, cause the same to include the indemnification and contribution provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to said Section 7 (or, with respect to the indemnification of such underwriters, such similar indemnification and contribution provisions as such underwriters shall customarily require); and

                   (5) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of Registrable Securities being sold and the managing underwriter, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

Each of the actions to be taken under this Section 4(o) shall be taken at each closing under such underwriting or similar agreement or as and to the extent otherwise reasonably requested by the Holders of a majority of Registrable Securities being sold,

               (p) make available for inspection by representatives of the Holders of a majority of Registrable Securities being sold, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by the selling Holders or any such underwriter, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by a court or administrative order; and

               (q) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

          5.   Condition Precedent.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant hereto that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended

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method of disposition of such Registrable Securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

          6.   Expenses of Registration.  All expenses incurred in connection
               ------------------------
with any registrations pursuant to Section 2 hereof, including without limitation all registration and qualification fees, printers' and accounting fees, reasonable fees and disbursements of counsel for the Company, and fees and disbursements of counsel for the selling Holders shall be borne by such Holders. All expenses incurred in connection with any registrations pursuant to Section 3 hereof, including without limitation all registration and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company shall be borne by the Company, except that the selling Holders shall be responsible for the fees and disbursements of their counsel and the underwriting discounts and commissions and transfer taxes in connection with any Registrable Securities included in a registration statement pursuant to Section 3 hereof.

          7.   Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement hereunder:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the 1933 Act) for the Holders, and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act (the "Holder Indemnified Parties"), against any losses, claims, damages, or liabilities, joint or several, to which any Holder Indemnified Party may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any Misstatement in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of any violation by the Company of any rule or regulation promulgated under the 1933 Act or 1934 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration. The Company will reimburse each such Holder Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action. Notwithstanding anything to the contrary contained in this
Section 7(a), the indemnity agreement contained in this paragraph 7(a) shall not
(i) apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); (ii) apply to any such case for any such loss, claim, damage, liability, or action to the extent that it (A) arises out of or is based upon a Misstatement made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder Indemnified Party, or (B) arises out of any violation by any such Holder Indemnified Party of any rule or regulation promulgated under the 1933 Act or the 1934 Act applicable to such Holder Indemnified Party, and relating to action or inaction required of such Holder Indemnified Party, in connection with any such registration; or (iii) inure to the benefit of any underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Registrable Securities which are the subject thereof (or to the benefit of any person controlling such underwriter) with respect to a preliminary prospectus or final prospectus if such underwriter (if

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required by the 1933 Act or the 1934 Act) failed to send or give a copy of the most recent prospectus, if the most recent prospectus furnished by the Company corrected the Misstatement or alleged Misstatement which is the basis of the loss, claim, damage, liability, or action for which indemnification is sought, to such person at or prior to the written confirmation of the sale of such Registrable Securities to such person. This indemnity will be in addition to any liability which the Company may otherwise have.

               (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, and each agent and any underwriter for the Company (within the meaning of the 1933 Act) (the "Company Indemnified Parties") against any losses, claims, damages, or liabilities to which any Company Indemnified Party may become subject, under the 1933 Act, the 1934 Act, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) (A) arise out of or are based upon any Misstatement in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, in each case to the extent, but only to the extent, that such Misstatement or alleged Misstatement was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration, or
(B) arise out of any violation by such Holder of any rule or regulation promulgated under the 1933 Act or the 1934 Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration. Each such Holder will reimburse any legal or other expenses reasonably incurred by such Company Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability, or action. Notwithstanding anything to the contrary contained in this Section 7(b), the indemnity agreement contained in this Section 7(b) shall not (i) apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); or (ii) inure to the benefit of any underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Registrable Securities which are the subject thereof (or to the benefit of any person controlling such underwriter) with respect to a preliminary prospectus or final prospectus if such underwriter (if required by the 1933 Act or 1934 Act) failed to send or give a copy of the most recent prospectus, if the most recent prospectus furnished by the Company corrected the Misstatement or alleged Misstatement which is the basis of the loss, claim, damage, liability, or action for which indemnification is sought, to such person at or prior to the written confirmation of the sale of such Registrable Securities to such person. This indemnity will be in addition to any liability which each Holder may otherwise have.

               (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(b) above (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, or liabilities referred to in such Sections, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party

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on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the losses, claims, damages, or liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 7(d), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The relative fault of the indemnified party on the one hand and of the indemnifying party on the other shall be determined by reference to, among other things, whether the Misstatement or alleged Misstatement relates to information supplied by the indemnified party or the indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement or alleged Misstatement. The Company and Bradley agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7(c), a Holder Indemnified Party shall not be required to contribute any amount in excess of the amount by which
(i) the total price at which the securities that were sold by such Holder Indemnified Party and distributed to the public were offered to the public exceeds (ii) the amount of any damages which such Holder Indemnified Party has otherwise been required to pay by reason of such Misstatement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (d) Any person entitled to indemnification hereunder will:
(i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section.

          8.   Termination of the Company's Obligations.  The Company shall have
               ----------------------------------------
no obligations pursuant to Section 2 or Section 3 with respect to any request or requests made by a Holder of Registrable Securities more than five (5) years after the Effective Date.

          9.   Reports Under the 1934 Act.  With a view to making available to
               --------------------------
the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the Effective Date;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

               (c) Furnish to any Holder forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the Effective Date), and of the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

          10.  Transfer of Registration Rights.  The registration rights of the
               -------------------------------
Holders hereunder may be transferred to any transferee who is (i) a nominee of such Holder or a trust of which such Holder is the Trustor so long as the beneficial owner of the Registrable Securities being transferred remains the same, (ii) an entity controlled by such Holder, or (iii) a shareholder or partner, as the case may be, of any Holder, if such shareholder or partner receives Registrable Securities from such Holder as a dividend or other distribution. The Company shall be given written notice by the Holder at the time of any transfer stating the name and address of any transferee and identifying the securities with respect to which the rights hereunder are being transferred.

          11.  No Inconsistent Agreements.  Other than the Lock-Up Agreements,
               --------------------------
the Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

          12.  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the prior written consent of the Company and at least the Holders of a majority of the Registrable Securities. The foregoing notwithstanding, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose Registrable Securities are being sold pursuant to a registration statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of a majority of Registrable Securities being sold.

          13.  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier or air courier guaranteeing overnight delivery:

               (a) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions hereof, which address initially is, with respect to Bradley, 600 New Hampshire Avenue , NW, Washington, D.C. 20037, with a copy to Covington & Burling, 1201 Pennsylvania Avenue, NW, Washington, D.C. 20004, Attention: Ralph C. Voltmer, Jr.; and

               (b) if to the Company, initially at 600 New Hampshire Avenue, NW, Washington, D.C. 20037, Attention James J. McGonigle, and thereafter at such other address, notice of which is given in accordance with the provisions hereof, with a copy to Gibson, Dunn & Crutcher LLP, 1050 Connecticut Ave., NW, Washington, D.C. 20036, Attention: Howard B. Adler, Esq.

          All such notices and communications shall be deemed to have been dully given at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. The Company shall promptly provide a list of the most current addresses of the Holders of Registrable Securities given to it in accordance with the provisions hereof to any such Holder for the purpose of enabling such Holder to communicate with other Holders in connection with this Agreement.

          14.  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties.

          15.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          16.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware without giving effect to the conflict of laws provisions thereof.

          17.  Severability.  In the event that any one or more of the
               ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties.

          18.  Forms.  All references in this Agreement to particular forms of
               -----
registration statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

          19.  Entire Agreement.  This Agreement is intended by the parties as
               ----------------
the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                          THE CORPORATE EXECUTIVE BOARD COMPANY

                                          By:    /s/ James J. McGonigle
                                             ------------------------------
                                          Name:  James J. McGonigle
                                          Title: Chief Executive Officer


                                             /s/ David G. Bradley
                                          ---------------------------------
                                             David G. Bradley